UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2015 (January 16, 2015)

BREATHE ECIG CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-178624	37-1640902
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

322 Nancy Lynn Lane, Suite 7
Knoxville, TN 37919
(Address of principal execute offices, including zip code)

(800) 905-4013
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 16, 2015, Breathe eCig Corp. (formerly known as DNA Precious Metals, Inc.) (the “Company”) entered into and consummated a Share Exchange Agreement (the “Share Exchange”) with Breathe, LLC, a Tennessee limited liability company organized in September 2013, and Breathe eCigs Corp., a Tennessee corporation organized on December 31, 2014, whereby the Company acquired all of the issued and outstanding shares of common stock of Breathe, LLC and Breathe eCigs Corp. in consideration for the issuance of 150,000,000 shares of the Company’s common stock.  All such shares are “restricted securities” as defined by the Securities Act of 1933, as amended.

On January 27, 2015, the Company filed a Current Report on Form 8-K regarding the Share Exchange and stated that the financial statements required under Item 9.01 of Form 8-K would be filed as an amendment to the initial Current Report on Form 8-K.  As referenced in a Form 8-K, filed February 11, 2015, the Company declared a stock dividend to its shareholders of record as of February 3, 2015 of its wholly-owned subsidiary, DNA Canada, Inc.  Each shareholder of record of the Company on the record date received one share of DNA Canada, Inc. common stock for every two shares of the Company owned by the shareholder as of the record date.  With the completion of the dividend, the Company no longer has an equity interest in DNA Canada, Inc.

This amended Current Report on Form 8-K contains audited and consolidated financial statements of the Company and the unaudited pro forma financial information for the Company after giving effect to the acquisition of Breathe, LLC and Breathe eCigs Corp. and adjustments for the completion of the dividend and spin-off of DNA Canada, Inc.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

Audited financial statements of Breathe LLC for the year ended December 31, 2014 and for the period September 17, 2013 (Inception) through December 31, 2013 are attached hereto as Exhibit 99.1.

(b) Pro forma financial information.

The unaudited pro forma financial information for the Company after giving effect to the acquisition of Breathe, LLC and Breathe eCigs Corp. and adjustments for the completion of the dividend and spin-off of DNA Canada, Inc.

(c)  Exhibits

99.1	Audited financial statements of Breathe eCigs Corp. for the year ended December 31, 2014 and for the period September 17, 2013 (Inception) through December 31, 2013.
99.2
Unaudited pro forma financial information for the Company after giving effect to the acquisition of Breathe, LLC and Breathe eCigs Corp. and adjustments for the completion of the dividend and spin-off of DNA Canada, Inc.

99.3	Press Release dated March 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2015	Breathe eCig Corp.
(Registrant)

	By:	/s/ Josh Kimmel
Josh Kimmel
President & Chief Executive Officer